UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8K


                                CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               October 21, 2009
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               Date of Report (Date of earliest event reported)


                              ECOLOCAP SOLUTIONS INC.
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        (Exact Name of Small Business Issuer as specified in its charter)


                   NEVADA                                   000-52256
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  (State or other jurisdiction of incorporation)     (Commission File No.)


                                 1250 S. Grove Ave.
                                Barrington, Illinois
                                       60010
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                   (Address of principal executive offices)


                                 (866) 479-7041
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               (Issuer's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


  [ ] Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-


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Item 7.01:         Regulation FD Disclosure.

On October 21, 2009, we announced, along with our subsidiary, Micro Bubble Technologies Inc. ('MBT'), that our upcoming product showcase event taking place in Korea has garnered notable worldwide interest from existing and potential M-Fuel users.

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Item 9.01:         Financial Statements and Exhibits.


Exhibit No.        Description
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   99.1            Press Release dated October 21, 2009

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 21, 2009

                                                 ECOLOCAP SOLUTIONS INC.

                                                 By:/s/ Michael Siegel
                                                 ------------------------------
                                                 Name:   Michael Siegel
                                                 Title:  President